Exhibit 99.2
1 Welcome to Investor Day December 15, 2009

2 Dave Yost President & Chief Executive Officer

Certain of the statements contained in this presentation are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are based on management's current expectations and are subject to uncertainty and change in circumstances. Among the factors that could cause actual results to differ materially from those projected, anticipated or implied are the following: changes in pharmaceutical market growth rates; the loss of one or more key customer or supplier relationships; changes in customer mix; customer delinquencies, defaults or insolvencies; supplier defaults or insolvencies; changes in pharmaceutical manufacturers' pricing and distribution policies or practices; adverse resolution of any contract or other dispute with customers or suppliers; federal and state government enforcement initiatives to detect and prevent suspicious orders of controlled substances and the diversion of controlled substances; qui tam litigation for alleged violations of laws and regulations governing the marketing, sale and purchase of pharmaceutical products; changes in U.S. legislation or regulatory action affecting pharmaceutical product pricing or reimbursement policies, including under Medicaid and Medicare; changes in regulatory or clinical medical guidelines and/or labeling for the pharmaceutical products we distribute, including certain anemia products; price inflation in branded pharmaceuticals and price deflation in generics; significant breakdown or interruption of our information technology systems; our inability to implement an enterprise resource planning (ERP) system to handle business and financial processes within AmerisourceBergen Drug Corporation's operations and our corporate functions without operating problems and/or cost overruns; success of integration, restructuring or systems initiatives; interest rate and foreign currency exchange rate fluctuations; economic, business, competitive and/or regulatory developments in Canada, the United Kingdom and elsewhere outside of the United States, including potential changes in Canadian provincial legislation affecting pharmaceutical product pricing or service fees or regulatory action by provincial authorities in Canada to lower pharmaceutical product pricing or service fees; the impact of divestitures or the acquisition of businesses that do not perform as we expect or that are difficult for us to integrate or control; our inability to successfully complete any other transaction that we may wish to pursue from time to time; changes in tax legislation or adverse resolution of challenges to our tax positions; increased costs of maintaining, or reductions in our ability to maintain, adequate liquidity and financing sources; volatility and deterioration of the capital and credit markets; and other economic, business, competitive, legal, tax, regulatory and/or operational factors affecting our business generally. Our most recent annual report on Form 10-K, quarterly reports on Forms 10-Q and current reports 8-K (which we may revise or supplement in future reports filed to the SEC) provide additional information about these risks, uncertainties and other matters. We do not undertake to update our forward-looking statements. Comment Regarding Forward Looking Statements

ABC & Industry Environment AmerisourceBergen Drug Corporation AmerisourceBergen Specialty Group AmerisourceBergen Packaging Group Supply Chain Business Transformation Financial Review Questions and Answers Today's Agenda

Dave Yost President & Chief Executive Officer Steve Collis Executive Vice President of ABC President ABDC Mike Mullen Chief Operating Officer of ABSG Mike DiCandilo Executive Vice President and Chief Financial Officer of ABC Today's Speakers 35 Years 15 Years 7 Years 19 Years

Today's Theme ... Consistent Growth

2001 2002 2003 2004 2005 2006 2007 2008 2009 EPS* 0.52 0.71 0.92 0.95 0.59 1.05 1.26 1.44 1.69 EPS from Continuing Ops Since Merger Consistent Growth GAAP Basis 16% CAGR +17% +14% +20%

1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009E Dollar Growth 0.154 0.193 0.151 0.17 0.123 0.114 0.083 0.054 0.083 0.038 0.013 0.05 Script Growth 0.068 0.09 0.065 0.056 0.04 0.024 0.014 0.033 0.046 0.028 0.006 0.025 Market Growth Last 12 Years Source: IMS Health ABC EPS CAGR 16%

2005 2006 2007 2008 2009 Revenues 54.21 60.81 65.67 70.19 71.8 Revenue Growth 7% CAGR Consistent Growth

Consistent Growth Cost Discipline 2005 2006 2007 2008 2009 Operating Expense % 0.0179 0.0179 0.0175 0.0172 0.0169 Operating Expenses Customer Efficiency & Cost Effectiveness Grow Revenues faster than expenses Streamlined organization Consolidated services Continuous Improvement CE2 Philosophy % of revs

Pharmaceutical Market Growth 4.5% to 5.5% in CY 2009 3% to 5% CY2010 Generic drug utilization increasing Healthcare reform coming Economy improving Consistent Growth Environment Improving

Financial Performance EPS from Continuing Operations up 17% Revenue up 2% Operating Margin up 5 bps $638 million in cash generation Consistent Growth FY 2009 Results FY08 +7 bps FY07 +6 bps FY06 +8 bps

Dispensers Branded Pharma Biotech Generic Pharma Manufacturers Products Retail Hospitals Clinics PBM/Mail Physicians LT Care HBA/OTC ABC Channel Position Data/Services Consistent Growth Prime Vendor

Manufacturers Product Delivery Reach over 27,000 pharmacies/physicians daily Data Delivery Credit Management Inventory Management Importance of Prime Vendor Consistent Growth Dispensers Product Delivery Decreased administration costs Financing Source Just-In-Time Inventory For more than 30,000 SKUs Services to Enhance Business

ABC Revenue ABSG PBM Health Systems Alt Site Retail East 20 17 15 15 32 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9

Customer Diversity PBM Regional Chains Independents Food/Drug Combos National Chain Niches Apothecaries RetailAlt Site LTC Specialty Pharmacy Managed Care Hospitals Integrated Health Systems DoD Physicians Infusion Centers Dialysis Centers Hospitals Biotech Manufacturers Dialysis Centers Health Systems Specialty Group Gov't

Primary Growth Drivers Consistent Growth Specialty Drugs Brand and generic Physician administered Strong Distribution Oncology Nephrology/Plasma Services Manufacturers Physicians Generics Growing Market Customer mix advantage Differentiated offer Services Manufacturers Dispensers Broad Sourcing Strategy

FY 06 to FY 09 Acquisitions Acquisition Strategy Consistent Growth Trent Asenda Rep-Pharm Bellco Health ABC will be the packager of choice for pharmaceutical manufacturers ABC will be the leading wholesale distributor of branded and generic pharmaceuticals and related services ABC will be the leading distributor of specialty pharmaceutical products and related services NMCR IgG America AMD Xcenda Innomar Brecon

The Future Consistent Growth The Changes 100% Fee For Service BT/ ERP completed Universal health coverage Generics & Biosimilars Compliance Packaging Manufacturer concentration ABC Opportunity More predictability Customer efficiency More drug utilization Value-added services Packaging leadership More efficiency ABC: Continually Well Positioned

Health Reform and the New Administration Key Reforms and Potential Impact for ABC Uninsured Expands access, and like the implementation of Part D, should increase utilization. Medicare Advantage or Medicaid Rebates Reductions in payment to MA or Medicaid plans will not impact ABC Medicare Part B Reforms No new impact for Part B drugs or related physician services are expected. Gov negotiated drug pricing No negative impact expected. Biosimilars Specialty Group well positioned to benefit due to market share and support services. Comparative Effectiveness No significant impact expected. Could increase consulting and data services opportunities.

Consistent Growth Because... Resilient Company in a Resilient Industry Distribution and Related Services deliver value up and down the channel

Consistent Growth ... The ABC Leaders that Drive the Growth

Steve Collis Executive Vice President of ABC & President ABDC

Record revenue Generics growth above market Significant new business Expense dollars below previous year ABDC Key Accomplishments in FY2009 Consistent Growth

Prime Vendor Model Diversified Customer Base Generics Related Services Cost/Capital Efficiencies ABDC Key Success Factors Consistent Growth

Daily Delivery Reach more than 22,000 pharmacies daily Provide branded, generic & OTC Credit Management Inventory Management/Security Data (supply chain transparency) Prime Vendor Value to Manufacturers Consistent Growth

Daily Delivery Low admin cost Provide all products Provide Credit Inventory Management/Security Data Prime Vendor Value to Customers Consistent Growth

Consistent Growth Prime Vendor Manufacturers Dispensers Supply Chain Efficiency

Diversified Customer Base Consistent Growth Health Systems Alt Site Specialty Group PBM Retai l

Community Independent Pharmacies Retail Chain Pharmacies Regional Drugstore Chains Food/Drug Combination National Drugstore Chains Retail Customers Consistent Growth

Hospitals & Health Systems Alternate Site Managed Care Organizations Long-term Care Pharmacies Dialysis Centers Specialty Pharmacy Government Agencies PBMs Institutional Customers Consistent Growth

Generic Market Growth Drivers Continued Branded Rx patent expirations Increased awareness and acceptance Government and payers promoting use of generics to reduce Healthcare costs Generic dispensing rates continue to rise Consistent Growth

US Generic Scripts Continue to Grow Source: IMS Health Consistent Growth

Consistent Growth

AmerisourceBergen

Patent Expirations



Sales in $ Billions
35
30
25
20
15
10
5
0
CY 2010
CY 2011
CY 2012
CY 2013
CY 2014

Top 3 Products Per Year

CY 2010	CY 2011	CY 2012	CY 2013	CY 2014
•Effexor XR®	•Lipitor®	•Plavix®	•Aciphex®	•Nexium®
•Aricept®	•Actos®	•Seroquel®	•Asacol®	•Rituxan®
•Flomax®	•Zyprexa®	•Lexapro®	•Xeloda®	•Cymbalta®

Source: IMS Health

34

Formulary that consists of over 7,000 SKUs Value Pricing Portfolio Management Increasing penetration in all segments Tailored programs Focused on customer profitability 100 manufacturers in PRxO(r) Generics PRxO(r) Generics Consistent Growth

Independents are sizable $3.8 million in sales per pharmacy annually 200 prescriptions per day on average Average independent owns 1.5 pharmacies Provide other services: Delivery, nutrition, compounding, hospice support, medical supplies Community Independents Consistent Growth

3,700 Members Nationwide America's Pharmacy Network Consistent Growth

Good Neighbor Pharmacy Core Framework Grow Patient & Consumer Base Strengthen Core Business Maximize Profitability Business Coaching Good Neighbor Pharmacy Provider Network(r) InSite GNP Select Vendors (Pharmacy & POS) Central Pay Reconciliation Good Neighbor Pharmacy Patient Care Services Health Connection Prescription Savings Cub The Front End Solution Pharmacy Benefit Administration (PBA) PRxO(r) Generics Solution GNP Private Label Home Healthcare THE LINK(r) GNP Ancillary Programs Consistent Growth

Good Neighbor Pharmacy Provider Network Simplified access to contracts Negotiated rates, terms and conditions Help Desk to resolve access / claim issues Central pay speeds cash flow Profitability Analysis Tools GNP Prescription Savings Club(tm) Consistent Growth

Third Largest Network Consistent Growth

Nearly 40% of Hospitals served by ABC PRxO(r) Generics gaining traction Alternate Care PRxO(r) Generics growing GNPPN program for long-term care Distribution and services in most contracts Health Systems & Alternate Site Consistent Growth

Health Systems Services Consistent Growth Quality Care Services Medication Process Medication Tracking Coordinated Patient Care Medication Policy Cost Control Services Drug Recovery and 340 B Unit Dose Integrated Services Center Inventory Management Market Growth Solutions Employee Pharmacy Services Employer Pharmacy Services

Alternate Site Services Consistent Growth Operational Cost Savings Inventory Management Reimbursement Management Procurement Management Automation Solutions Economic Expansion Special Generic Programs Staff management Automation Solutions Multi-Channel Business Planning Medication Safety and Management Regulatory Compliance Education and Support Compliance Packaging

Customer Efficiency - Cost Effectiveness Does the customer need the service How can we provide it at best value Continued Expense Leverage in FY2010 Continuous Improvement The Power of cE2 Philosophy Consistent Growth

Productivity Increasing Consistent Growth Expense per Warehouse Line Warehouse Lines per Hour 75% 85% 95% 105% 115% 125% 135% 145% 155% 2005 2006 2007 2008 2009 75% 80% 85% 90% 95% 100% 105% 110% 2005 2006 2007 2008 2009

Revenue growth of 5%-7% Grow generics above market Add new value-added business Leverage expense dollars Focus for FY2010 Consistent Growth

47 Mike Mullen Chief Operating Officer AmerisourceBergen Specialty Group

Specialty Group Specialty product distribution & related services primarily to physicians Comprehensive commercialization services for biotech manufacturers Consistent Growth Distribution through all specialty channels Outsourced logistics Health economics and outcomes analysis REMS Compliance and persistency programs Physician services networks Nursing support and clinical call centers Infusion services Reimbursement management Market research

$15.6 Billion in FY 2009 Revenue Consistent Growth ICS Besse Oncology ASD Services

ABSG Business Units Consistent Growth Distribution Focused Oncology Supply & ION- oncology products & physician services ASD Healthcare - Plasma, nephrology, flu vaccine Besse Medical - Vaccines, rheumatology, ophthalmology ICS - Specialty distribution, 3PL, clinical call center services, REMs Services Focused Lash Group - Reimbursement services, patient assistance programs, REMS Xcenda - Managed markets messaging, outcomes research, strategic consulting US Bioservices - Specialty pharmacy, persistency & compliance, infusion Innomar Strategies - Specialty pharmaceutical services in Canada

Undisputed Leader in Specialty Product Distribution Largest oncology products distributor and physician services organization in U.S. More than half of all community-based oncologists in the country Leading distributor in nephrology/dialysis Largest blood plasma products distributor Strong position in ophthalmology Consistent Growth

Market Leading Services Provider Over 10 million unique patient contacts across 80 unique manufacturer programs Over 1,700 seat call center capability-reimbursement and nursing professionals Over 750 consulting projects with 90+ pharmaceutical, biotech and medical device companies in 2009 Advisory boards and case-based market research--over 6,000 physicians and 400 private payer/manager care leaders in 2009 Consistent Growth

ABSG FY2009 Performance Record revenue of $15.6 billion Continuous, consistent growth Record revenue for Oncology Group, ASD Healthcare, ICS and Besse Medical Record revenue for most services units Realized operating efficiencies again in FY09 Leading provider in Canada with Innomar Strategies acquisition Consistent Growth

ABSG Generic Opportunity Eloxatin - Recent generic conversion August 2009 Additional, widely-used specialty products scheduled to go off patent CY2010 - Gemzar, Taxotere CY2011 - Alimta CY2012 - Zometa Consistent Growth

Biosimilar Opportunity ABSG extremely well positioned for biosimilars Current expectation: Complexity on par with branded version Biosimilar would likely require same services as branded product in same therapeutic class e.g. Compliance/persistency, infusion, REMS Legislation yet to define process and timing Consistent Growth

Oncology 850+ cancer drugs in pipeline, 175+ in phase III trials* ESAs stabilized Generics entering the market Physician customers seek new ABSG services and technology to improve operational efficiency: Protocol analysis and inventory management Consistent Growth *(PhRMA, 2009)

Integrated Distribution & Services Customer Need Biotechnology company needs reimbursement counseling and call center services for its new product ABSG Response Presented combined distribution, call center, reimbursement services and analytics services Results ABSG awarded contract for integrated services solution ABSG on Customer's short list of service providers for future indications ABSG differentiator is ability to deliver comprehensive, integrated service capabilities Consistent Growth

Traditional vs. Integrated Model for Product Commercialization Consistent Growth

Significant impact on FY 2009 Performance Revenue grew faster than operating expenses Bad debt well-controlled Capital efficiency improved Expense dollars down in FY2010 Realization of FY09 initiatives Continue to leverage scale Management attitude and incentives The Power of cE2 Consistent Growth

Summary ABSG will continue to lead specialty product distribution and services in 2010 and beyond ABSG well positioned to benefit from specialty drug pipeline in brands and generics Operating momentum in revenue growth, expense control, capital efficiency Diversified, innovative and integrated offering that meets the needs of our customers Consistent Growth

61 Mike DiCandilo Executive Vice President & Chief Financial Officer

AmerisourceBergen Packaging Group

Packaging Group Overview Three operating companies: 2 in US, 1 in UK 8 US facilities totaling 1.3 Million sq ft 1,200 employees Over 200 packaging lines Strong regulatory compliance profiles Preferred supplier to top global brand manufacturers and preferred relationships with large segment of generics manufacturers Consistent Growth

Packaging Group Financials Challenging FY2009 Project delays & deferrals in contract packaging Expect Strong FY 2010 30+ new projects expected in contract packaging Hospital unit dose continues growth, capacity increased Consistent Growth

Packaging Group Opportunities Big pharma outsourcing increasing Expanding prepackaged Hospital Unit Dose generics line has grown to 3rd largest in US Clinical Trial Services expanding internationally Packaged products targeting growing segments Proprietary package line expanding Global awards in contract packaging segment increasing Consistent Growth

Supply Chain FAQs

Supply Chain FAQs Is Fee-for-Service still working in a challenging brand environment? Are generics more profitable than brands? What is your generic sourcing philosphy? What is the impact of the pharma mega mergers?

Is Fee-for-Service still working? Yes!

Value to Manufacturer Delivery of Products 22,000 ship to points per day 99+% customer service levels Pick / Pack / Ship approximately 6,600 SKU's Inventory Control Smooth and predictable demand Supply chain safety and integrity Transparency to customer purchasing patterns Credit Risk and Management Other Services Data Manage Returns Is Fee-for-Service still working?

Credit Risk Management Now more important than ever Manufacturers have receivables with several investment grade companies Distributors manage credit relationships with tens of thousands of customers Prime Vendor model provides credit leverage Value to Manufacturer

Accounts Payable Cost in bps Cost in dollars $8.5 billion 40 $34 million annually Hypothetical cost to suppliers if ABC were not Investment Grade Current: Accounts Payable Approximate Cost in bps Cost in dollars $8.5 billion 300 $255 million annually Hypothetical: Cost would be prohibitive, if protection was even available. Value to Manufacturer

Supply Chain FAQs Is Fee-for-Service still working in a challenging brand environment? Are generics more profitable than brands? What is your generic sourcing philosophy? What is the impact of the pharma mega mergers? ^

Impact of Big Pharma Mergers? Value of prime vendor model re-enforced Largest manufacturer still less than 10% of sales Current contracts are being honored ABC Value remains intact No scale economies at distribution level Pricing not expected to move to lowest common denominator

Supply Chain FAQs Is Fee-for-Service still working in a challenging brand environment? Are generics more profitable than brands? What is your generic sourcing philosophy? What is the impact of the pharma mega mergers? ^ ^

ABC Generics Philosophy Procure products from a broad base of reliable global sources Over 100 manufacturers on PRxO(r) Generics Ensures competition while maintaining access to new product pipelines Mitigates regulatory issues Monitor and react to industry trends Utilize business process software to monitor pricing trends from around the country Dynamic bidding process Provide complete transparency to generic suppliers TruVuRx(r) inventory and sales data

Supply Chain FAQs Is Fee-for-Service still working in a challenging brand environment? Are generics more profitable than brands? What is your generic sourcing philosophy? What is the impact of the pharma mega mergers? ^ ^ ^

Are Generics Profitable? Make as much or more gross profit dollars per unit on generics Reduced receivable risk Reduced working capital Can negotiate better terms, ie 60 days DPOs Produces higher ROCC Economics of Generic vs. Branded Holds true even after exclusivity periods

Business Transformation

Foundation for Growth IT processes and infrastructure Back office processes Business unit integration / coordination Operational & Cost Efficiencies Customer connectivity Flexibility to support business processes Transforming data into information Acquisition integration Ease of Doing Business With ABC Consistent Growth Business Transformation Value

F M A M J J A S O N D F M A M J J A S O N J F M A M J J A S O N D J D Program Timeline BT Timeline Realization-Build Realization-Testing Go-Live Deployment Blueprint- Design Final Preparation 2009 2010 2011

BT Investment Approximately $300 million over 3 years FY 2009, approx. $100 million 2/3 capitalized, 1/3 expensed FY 2010, approx. $110 - $120 million 60%-65% capitalized, 35%-40% expensed FY 2011, approx. $60 - $70 million 30% capitalized, 70% expensed Included in our guidance Value realization predominantly 2012 and beyond Consistent Growth

Financial Review

Consistent Growth Long Term Financial Goals EPS growth of approximately 15% Revenue growth with market Operating margin expansion ROIC>WACC Free cash flow approximates net income Minimum 30% of free cash returned to shareholders

2001 2002 2003 2004 2005 2006 2007 2008 2009 EPS* 0.52 0.71 0.92 0.95 0.59 1.05 1.26 1.44 1.69 EPS from Continuing Ops Since Merger Consistent Growth GAAP Basis 16% CAGR +17% +14% +20%

2005 2006 2007 2008 2009 Revenues 54.21 60.81 65.67 70.19 71.8 Revenues 7% CAGR Consistent Growth

2006 2007 2008 2009 Operating Expense 0 4 3 3 Gross Profit 8 2 4 2 total 8 6 7 5 Operating Margin Expansion Consistent Growth bps +8 +6 +7 +5

Consistent Growth Asset Management Inventory Days A/R Days 25 25 27 30 36 16 18 19 18 20 0 5 10 15 20 25 30 35 40 2005 2006 2007 2008 2009

Cash Generation Consistent Growth 2005 2006 2007 2008 2009 income from continuing ops 0.254 0.435 0.475 0.469 0.512 ocf 1.527 0.807 1.208 0.737 0.784 Cap Ex 0.203 0.112 0.111 0.137 0.146 Dividends 0.011 0.021 0.037 0.049 0.063 Acquisitions 0.004 0.213 0.086 0.169 0.013 Share Repurchases 0.786 0.718 1.435 0.68 0.45 Debt Repayment 0.287 0 0 0 0.009 Dividends Acquisitions Share Repurchases Free Cash Flow Net Income 2005 2006 2007 2008 2009 Net Income 0.2538 0.4344 0.4748 0.4691 0.5119 Free Cash Flow 1.3233 0.6954 1.0967 0.5998 0.6379 / Deployment billions 2005 2006 2007 2008 2009

FY 2009 Results Record Diluted EPS From Cont. Ops. of $1.69, Up 17% ^ Record Revenue of $71.8 Billion, Up 2% ^ Operating Margin 1.23% Up 5 bps ^ Free Cash Flow: $638 million ^ $450 Million of Share Repurchase ^ Consistent Growth ^ Met or Exceeded FY 2009 Guidance

Consistent Growth Fiscal Year 2010 Targets Diluted EPS of $1.82 to $1.92, up 8% to 14%, comfortable with higher end of range Q1 EPS will exceed the current consensus estimate of $0.43 by several cents Total revenue growth of 5% to 7% Q1 greater than 10% Operating Margin expansion - flat to low single digit basis points Free cash flow of $500 to $575 Million Includes CapEx of ? $140 Million Share Repurchases of approximately $350 Million Average shares down about 5%

EPS Growth Estimate 1Q highest growth 4Q lowest growth 8-14% 17% EPS Growth Share repurchase $350 million Net interest expense -- $400 million bond 3-4% 10% Cash Deployment 5-10% 7% Op Inc Growth +Expense leverage +Generics -Customer mix, Kaiser -Business Transformation 0-3% 5% Margin Expansion Market growth 3-5% New business 2% Front-ended, Q1>10% 5-7% 2% Revenue Growth FY 10 Drivers FY 10 FY 09 GAAP Basis

Fiscal Year 2010 Targets Revenue Growth and Operating Margin by Business Unit Business Unit % of Revenue Revenue Growth ABDC ABSG ABPG Total 5% - 7% 5% - 7% 15% - 20% 5% - 7% 77% - 80% 20% - 22% ^ 1/2% 100% Operating Margin Range 1.02% - 1.07% 1.70% - 1.80% 10% - 12% 1.23% - 1.26% Consistent Growth

What's Available? $1.0 billion of cash @ 9/30/09 ($500 million available) Free Cash Flow of $500-$575 million expected for FY10 Net $100 million provided by $400 million bond issuance Total available for investment about $1.1 billion - $1.2 billion, excluding additional borrowing capacity Where to deploy? $350 million of shares expected to be repurchased in FY10 ($568 million authorized) $90 million for dividend (increased 33%) $660-$760 million available for further investment Fiscal 2010 Capital Deployment Consistent Growth Significant Financial Flexibility

Consistent Growth Focused on Growth Areas in Drug Channel Positioned in Channel for Growth Right Investments for Future Growth

95 Q&A